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                                                                   EXHIBIT 10.24

    SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO
                            SUBORDINATION AGREEMENT

          SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO SUBORDINATION AGREEMENT (collectively, this "Amendment"), dated as of June 13, 2002, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), VERTIS, INC. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation ("Vertis"), VERTIS LIMITED (f/k/a Big Flower Limited), a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VL"), VERTIS DIRECT MARKETING SERVICES (CROYDON) LIMITED (f/k/a Olwen Direct Mail Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDMS"), VERTIS DIGITAL SERVICES LIMITED (f/k/a Big Flower Digital Services Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Pismo"), VERTIS DIRECT RESPONSE LIMITED (f/k/a Colorgraphic Direct Response Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDRL"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Admagic" and, together with Vertis, VL, VDMS, VDSL, Fusion, Pismo and VDRL, the "Borrowers", and each, a "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, J.P. MORGAN SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the "Joint Lead Arrangers"), JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, Holdings, the Borrowers, various Subsidiaries of Holdings and the Administrative Agent are parties to a Subordination Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the "Subordination Agreement"); and

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          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Subordination Agreement and to enter into certain agreements relating to the Credit Agreement, and the Lenders party hereto wish to grant certain consents to the provisions of the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.   AMENDMENTS AND CONSENTS TO CREDIT AGREEMENT.

          1. Section 1.03(b) of the Credit Agreement is hereby amended by deleting the text "1:30 P.M." appearing in said Section and inserting the text "2:00 P.M." in lieu thereof.


          2. Section 1.04 of the Credit Agreement is hereby amended by (i) deleting the text "1:00 P.M. (London Time)" appearing in said Section and inserting the text "2:00 P.M. (London Time) (or, if later, one hour after the receipt of the related notice of borrowing)" in lieu thereof and (ii) deleting the text "2:00 P.M. (London time)" appearing in clause (z) of said Section and inserting the text "3:00 P.M. (London time)" in lieu thereof.

          3. Section 1.09 of the Credit Agreement is hereby amended by inserting the text "or two-week" immediately after the text "Revolving Loans, a one-week" appearing in clause (z) of the preamble of said Section.

          4.     Section 4.02(c) of the Credit Agreement is hereby amended by
(i) deleting the text "PROVIDED that with respect to Net Sale Proceeds (other than Net Sale Proceeds from the sale of any Public Internet Investment) received by Holdings or its Subsidiaries in any fiscal year of Holdings not to exceed (in the aggregate) $20,000,000 (or, at any time on or after the Revised Financial Covenants Compliance Date, $75,000,000)," appearing in the first sentence of said Section and inserting the following text in lieu thereof:

     "PROVIDED that with respect to Net Sale Proceeds (other than Net Sale Proceeds from the sale of any Public Internet Investment) received by Holdings or its Subsidiaries (I) on and after the Fifth Amendment Effective Date and prior to the Second Revised Financial Covenants Compliance Date in an amount not to exceed (in the aggregate) $20,000,000 and (II) at any time on or after the Second Revised Financial Covenants Compliance Date, in any fiscal year of Holdings in an amount not to exceed (in the aggregate) $75,000,000,",

(ii) inserting the text "Second" immediately before the text "Revised Financial Covenants Compliance Date" appearing in the second sentence of said Section and
(iii) inserting the text ", Permanent Senior Notes, Permitted Senior Note Refinancing Indebtedness, Holdings Senior Notes, Permitted Holdings Senior Note Refinancing Indebtedness" immediately after the text "Permitted Subordinated Refinancing Indebtedness" in each place such text appears in said Section.

          5. Section 4.02(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(d) in lieu thereof:

          "(d)   In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which

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     Holdings or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to clauses (i) through (xxi), inclusive, clause (xxii) (other than Excess Permanent Senior Note Indebtedness) and clauses (xxiii),
     (xxiv) and (xxv) of Section 9.04 as in effect on the Sixth Amendment Effective Date and any Attributed Receivables Facility Indebtedness) or any issuance of Preferred Stock by Holdings or any issuance of capital stock or other equity interests by any Subsidiary of Holdings (other than issuances of equity by any Subsidiary of Holdings to Holdings or any other Wholly-Owned Subsidiary of Holdings), an amount equal to 100% of the Net Cash Proceeds of the respective incurrence of Indebtedness or issuance of Preferred Stock or other equity interests shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j)."

6. Section 4.02(i) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately after the text "PROVIDED that" appearing in the last sentence of said Section and (ii) inserting the following text at the end of the proviso appearing in the last sentence of said Section:

     "and (y) any repayment of outstanding Tranche A Term Loans required to be made pursuant to Sections 4.02(d) and (i) with the proceeds of Excess Permanent Senior Note Indebtedness incurred pursuant to the first (and only the first) issuance of Permanent Senior Notes shall be applied in direct order of maturity to reduce the then remaining Tranche A Term Loan Scheduled Repayments (based upon the then remaining Tranche A Term Loan Scheduled Repayments after giving effect to all prior reductions thereto).".

          7. Section 7.25(b) of the Credit Agreement is hereby amended by inserting the text ", Holdings Senior Notes, Permitted Holdings Senior Note Refinancing Indebtedness" immediately after the text "Permitted Subordinated Refinancing Indebtedness" appearing in said Section.

          8. Section 7.26(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 7.26(b) in lieu thereof:

          "(b) (x) The Receivables Subsidiary in existence on December 7, 1999 was formed for the purpose of purchasing, and receiving contributions of, receivables from any U.S. Subsidiary Guarantor, and selling such receivables to, or obtaining secured loans from, the Receivables Purchasers (or to the Master Trust created pursuant to the Receivables Facility), pursuant to the Receivables Facility; and (y) except in connection with the foregoing (and activities reasonably incidental thereto), and the purchasing of, and receiving contributions of, receivables from Vertis and any U.S. Subsidiary Guarantor, and selling such receivables to, or obtaining secured loans from, the Receivables Purchasers (or to the Master Trust created pursuant to the Receivables Facility), pursuant to the Receivables Facility (and activities reasonably incidental thereto), the Receivables Subsidiary engages in no business activiti4 and has no significant assets or liabilities and shall in no event purchase receivables from any Unrestricted Subsidiary.".

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          9.     Section 8.01(f) of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing immediately prior to the text "(x)" appearing in clause (z) of said Section and inserting a comma in lieu thereof and (ii) inserting the text "and (xi)" immediately after the text "(x)" appearing in clause (z) of said Section.

          10. Section 8.01(h) of the Credit Agreement is hereby amended by inserting the text ", the Permanent Senior Notes, any Permitted Senior Note Refinancing Indebtedness, the Holdings Senior Notes, any Permitted Holdings Senior Note Refinancing Indebtedness" immediately after the text "the Permanent Senior Subordinated Notes" appearing in said Section.

          11. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.22 at the end of said Section:

          "8.22 HOLDINGS SENIOR NOTES, ETC. (a) On and after the date of the initial issuance of Holdings Senior Notes, Holdings shall pay interest owing on any outstanding Holdings Senior Notes solely through (x) the accretion of the principal amount thereof or (y) the issuance of additional Holdings Senior Notes, rather than in cash, to the maximum extent permitted by the Holdings Senior Notes Documents.

          (b) On and after the date of the initial issuance of any Permitted Holdings Senior Note Refinancing Indebtedness, Holdings shall pay interest owing on any outstanding Permitted Holdings Senior Note Refinancing Indebtedness solely through (x) the accretion of the principal amount thereof or (y) the issuance of additional notes evidencing Permitted Holdings Senior Note Refinancing Indebtedness, rather than in cash, to the maximum extent permitted by the Permitted Holdings Senior Note Refinancing Indebtedness (and the documentation governing the same).".

          12. Notwithstanding anything to the contrary contained in Sections 8.13, 9.02(vi) and 9.05(viii) of the Credit Agreement or in the Fifth Amendment, at all times on and after the Fifth Amendment Effective Date and prior to the First Revised Financial Covenants Compliance Date (as defined in the Credit Agreement after giving effect to this Amendment), neither Vertis nor any of its Subsidiaries shall be permitted to consummate any Permitted Acquisition without the express written consent of the Required Lenders. The Credit Agreement Parties and the Lenders understand and agree that this Section 12 supersedes and replaces Part I, Section 3 of the Fifth Amendment.

          13.    Section 8.13(a) of the Credit Agreement is hereby amended by
(A) inserting the text "(I) at any time on and after the First Revised Financial Covenants Compliance Date and prior to the Second Revised Financial Covenants Compliance Date, $10,000,000 and (II) at all times on and after the Second Revised Financial Covenants Compliance Date," immediately after the text "does not exceed" appearing in clause (vii) of said Section, (B) inserting the text "(I) at any time on and after the First Revised Financial Covenants Compliance Date and prior to the Second Revised Financial Covenants Compliance Date, $10,000,000 and (II) at all times on and after the Second Revised Financial Covenants Compliance Date," immediately after the text "does not exceed" appearing in clause (viii) of said Section, (C) inserting the text "(I) at any time on and after the First Revised Financial Covenants Compliance Date and prior to the Second Revised Financial Covenants Compliance Date, $10,000,000 and

                                       -4-
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(II) at all times on and after the Second Revised Financial Covenants Compliance
Date," immediately after the text "does not exceed" appearing in clause (ix) of said Section and (D) deleting the text "$25,000,000" appearing in clause (x) of said Section and inserting in lieu thereof the text "(I) at any time on and after the Sixth Amendment Effective Date and prior to the Second Revised Financial Covenants Compliance Date, $5,000,000 and (II) at all times on and after the Second Revised Financial Covenants Compliance Date, $25,000,000".

          14. Notwithstanding anything to the contrary contained in Section 9.02(vii) of the Credit Agreement or in the Fifth Amendment, neither Vertis nor any of its Subsidiaries shall consummate any acquisition, merger, consolidation or combination pursuant to (or in reliance on the provisions of) said Section 9.02(vii) at any time on or after the Fifth Amendment Effective Date and prior to the First Revised Financial Covenants Compliance Date. The Credit Agreement Parties and the Lenders understand and agree that this Section 14 supersedes and replaces Part I, Section 4 of the Fifth Amendment.

          15. Section 9.02(xiii) of the Credit Agreement is hereby amended by inserting the text "First" immediately prior to the text "Revised Financial Covenants Compliance Date," appearing in said Section.

          16. The Credit Agreement Parties and the Lenders understand and agree that the prohibitions on certain cash Dividends described in Part I,
Section 6 of the Fifth Amendment shall (i) cease to be effective on and after the Sixth Amendment Effective Date and (ii) be replaced and superseded by any new prohibitions included in revised Section 9.03(xii) of the Credit Agreement pursuant to Part I, Section 17 of this Amendment.

          17. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting clause (xii) of said Section in its entirety and inserting the following new clause (xii) in lieu thereof:

          "(xii) Vertis may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying (and so long as Holdings, by the immediately succeeding Business Day, utilizes the full amount of such cash Dividends to pay) cash interest as and when due on the Mezzanine Subordinated Debt then outstanding, PROVIDED that (x) notwithstanding the foregoing provisions of this clause (xii), no cash Dividends may be made or paid by Vertis to Holdings pursuant to (or in reliance on the provisions of) this clause (xii) at any time on or after the Sixth Amendment Effective Date and prior to the Second Revised Financial Covenants Compliance Date, (y) the amount of cash Dividends payable by Vertis pursuant to this clause (xii) shall not exceed the amounts necessary to pay the cash interest owing with respect to the Mezzanine Subordinated Debt and (z) no such Dividends shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend;",

(ii) deleting the period at the end of clause (xiii) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (xiv) at the end of said Section:

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          "(xiv) Vertis may pay cash Dividends to Holdings, which in turn shall utilize the full amount of such cash Dividends for the purpose of paying (and so long as Holdings, by the immediately succeeding Business Day, utilizes the full amount of such cash Dividends to pay) cash interest as and when due on the Holdings Senior Notes or any Permitted Holdings Senior Note Refinancing Indebtedness then outstanding, PROVIDED that (x) notwithstanding the foregoing provisions of this clause (xiv), no cash Dividends may be made or paid by Vertis to Holdings pursuant to (or in reliance on the provisions of) this clause (xiv) at any time on or after the Sixth Amendment Effective Date and prior to the Second Revised Financial Covenants Compliance Date, (y) the amount of cash Dividends payable by Vertis pursuant to this clause (xiv) shall not exceed the amounts necessary to pay the cash interest owing with respect to the Holdings Senior Notes or the Permitted Holdings Senior Note Refinancing Indebtedness, as the case may be, and (z) no such Dividends shall be paid at any time following the occurrence and during the continuance of any Default or Event of Default or if a Default or Event of Default would exist immediately after giving effect to the payment of such Dividend.".

          18. Section 9.04(vi) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.04(vi) in lieu thereof:

          "(vi) Indebtedness under Interest Rate Protection Agreements reasonably related to outstanding floating or fixed rate debt permitted under this Agreement, so long as at least 50% of the aggregate Indebtedness of Holdings and its Subsidiaries at any time outstanding constitutes "fixed rate debt" (whether by virtue of the interest rate provisions applicable thereto or as a result of Interest Rate Protection Agreements which effectively fix the interest rate applicable thereto);".

          19. Section 9.04(xiii) of the Credit Agreement is hereby amended by inserting the text "(including any deemed repayment occurring as a result of any exchange of Mezzanine Subordinated Debt for Holdings Senior Notes issued pursuant to clause (xxiv) below)" immediately after the text "reduced by any repayments of principal thereof" appearing in said Section.

          20. Section 9.04(xv) of the Credit Agreement is hereby amended by inserting the text "Second" immediately before the text "Revised Financial Covenants Compliance Date" appearing in said Section.

          21. Section 9.04(xviii) of the Credit Agreement is hereby amended by deleting the text "$7,000,000 (or, at any time on or after the Revised Financial Covenants Compliance Date, $50,000,000)" appearing in said Section and inserting the text "$7,000,000 (or, (I) at any time on or after the First Revised Financial Covenants Compliance Date and prior to the Second Revised Financial Covenants Compliance Date, $15,000,000 and (II) at any time on and after the Second Revised Financial Covenants Compliance Date, $50,000,000)" in lieu thereof.

          22. Section 9.04 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (xx) of said Section, (ii) deleting clause (xxi) of said Section in its entirety and inserting the following new clause (xxi) in lieu thereof:

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          (xxi) at any time on and after the first issuance of Permanent Senior
     Notes, Indebtedness of Vertis, and subordinated guarantees thereof by the U.S. Subsidiary Guarantors, under the Permanent Senior Subordinated Notes and the other Permanent Senior Subordinated Notes Documents may be incurred in an aggregate principal amount at any time outstanding not to exceed the remainder of (x) the sum of the aggregate principal amount of each issuance of Permanent Senior Subordinated Notes on the respective dates of issuance thereof in accordance with the requirements of the definition thereof LESS
     (y) any repayment of principal of any such Permanent Senior Subordinated Notes, so long as same is incurred in accordance with the requirements of the definition of Permanent Senior Subordinated Notes;", and (iii) inserting the following new clauses (xxii), (xxiii), (xxiv) and (xxv) at the end of said Section:

          "(xxii) unsecured Indebtedness of Vertis, and senior unsecured guarantees thereof by the U.S. Subsidiary Guarantors, under the Permanent Senior Notes and the other Permanent Senior Notes Documents in an aggregate principal amount at any time outstanding not to exceed the remainder of (x) the sum of the Permanent Senior Notes Issuance Amounts of each issuance of Permanent Senior Notes LESS (y) any repayment of principal of any such Permanent Senior Notes, so long as (A) the sum of the Permanent Senior Notes Issuance Amounts of each issuance of Permanent Senior Notes shall not exceed $350,000,000, (B) such Indebtedness is incurred in accordance with the requirements of the definition of Permanent Senior Notes, (C) in the case of any incurrence of such Indebtedness pursuant to a second or any further issuance of Permanent Senior Notes, the holders of the Permitted Subordinated Refinancing Indebtedness (if outstanding after giving effect to the incurrence of such Indebtedness) shall have consented thereto, to the extent required under the documentation relating to the Permitted Subordinated Refinancing Indebtedness and (D) promptly following the incurrence thereof, (I) Net Cash Proceeds of such Indebtedness constituting Excess Permanent Senior Note Indebtedness shall have been applied to repay Loans (and/or reduce the Total Revolving Loan Commitment) in accordance with the requirements of Sections 4.02(d) and (i) and (II) after giving effect to the application of Net Cash Proceeds from the incurrence of Excess Permanent Senior Note Indebtedness pursuant to preceding subclause
     (I), the remaining portion of the Net Cash Proceeds from the incurrence of such Indebtedness shall have been applied to repay Permitted Subordinated Refinancing Indebtedness in accordance with the requirements of Section 9.10;

          (xxiii) Permitted Senior Note Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of the incurrence of such Permitted Senior Note Refinancing Indebtedness and immediately after giving effect thereto;

          (xxiv) Indebtedness of Holdings under the Holdings Senior Notes and the other Holdings Senior Notes Documents in an aggregate principal amount at any time outstanding not to exceed an amount equal to the sum of (i) $100,000,000 PLUS (ii) the aggregate principal amount of all Mezzanine Subordinated Debt issued to pay-in-kind regularly accruing interest on outstanding Mezzanine Subordinated Debt after the Initial Borrowing Date and prior to the date of the first issuance of the Holdings Senior Notes

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     PLUS (iii) the amount of reasonable fees, commissions and expenses actually paid by Holdings in connection with the issuance of the Holdings Senior Notes (as such amount may be (x) increased as a result of (I) the accretion of the principal amount of Holdings Senior Notes in accordance with the terms of the Holdings Senior Notes Documents or (II) the issuance of additional Holdings Senior Notes to pay in kind any regularly accruing interest on then outstanding Holdings Senior Notes in accordance with the terms of the Holdings Senior Notes Documents and (y) reduced by any repayments of principal thereof); and

          (xxv) Permitted Holdings Senior Note Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of the incurrence of such Permitted Holdings Senior Note Refinancing Indebtedness and immediately after giving effect thereto.".

          23. Section 9.04 of the Credit Agreement is hereby further amended by deleting clauses (w) and (x) appearing in the last sentence of said Section and inserting the following new clauses (v), (w) and (x) in lieu thereof:

     "(v) in no event shall any Subsidiary of Holdings guarantee any Indebtedness of Holdings under the Holdings Senior Notes Documents, (w) Indebtedness incurred to Refinance any theretofore outstanding Senior Subordinated Bridge Loans, Permitted Subordinated Refinancing Indebtedness, Permanent Senior Notes and Permitted Senior Note Refinancing Indebtedness may only be incurred pursuant to the provisions of clauses (xx), (xxi),
     (xxii) and (xxiii) of Section 9.04 (and not in reliance on any other provisions of Section 9.04), (x) at no time shall the aggregate principal amount of all Indebtedness outstanding at any time pursuant to clauses
     (xix), (xx), (xxi), (xxii) and (xxiii) (except (I) in the case of clauses
     (xxii) and (xxiii), to the extent the Indebtedness incurred thereunder constitutes Excess Permanent Senior Note Indebtedness or refinancing Indebtedness in respect thereof, as the case may be, and (II) in the case of clauses (xxi), (xxii) and (xxiii), to the extent the Indebtedness incurred thereunder was incurred (A) to pay reasonable fees, commissions and expenses incurred in connection with the incurrence of the respective Indebtedness or (B) to Refinance Indebtedness of the type described in clause (A), as the case may be) exceed $450,000,000,".

          24. Notwithstanding anything to the contrary contained in Section 9.05(vii) of the Credit Agreement or in the Fifth Amendment, neither Vertis nor any of its Subsidiaries shall make any Investment pursuant to (or in reliance on the provisions of) said Section 9.05(vii) at any time on or after the Fifth Amendment Effective Date and prior to the First Revised Financial Covenants Compliance Date, except that Vertis Direct Marketing Services (Leicester) Limited, a U.K. Subsidiary of Vertis, may contribute to a joint venture to be formed by it and one or more third-parties as a common equity capital contribution printing presses with a fair market value (as determined in good faith by senior management of Holdings) not to exceed $3,000,000 pursuant to (and in reliance on) said Section 9.05(vii). The Credit Agreement Parties and the Lenders understand and agree that this Section 24 supersedes and replaces
Part I, Section 9 of the Fifth Amendment.

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          25.    Notwithstanding anything to the contrary contained in Section
9.05(xxii) of the Credit Agreement or in the Fifth Amendment, neither Vertis nor any of its Subsidiaries shall make any cash equity contributions pursuant to (or in reliance on the provisions of) said Section 9.05(xxii) at any time on or after the Fifth Amendment Effective Date and prior to the First Revised Financial Covenants Compliance Date. The Credit Agreement Parties and the Lenders understand and agree that this Section 25 supersedes and replaces Part I, Section 10 of the Fifth Amendment.

          26. Section 9.05(xv) of the Credit Agreement is hereby amended by deleting the text "to the capital of Treasure Chest, which shall in turn contribute such promissory notes" appearing immediately after the text "BFPH may at any time contribute one or more promissory notes" appearing in said Section.

          27.    Notwithstanding anything to the contrary contained in Section
9.06 of the Credit Agreement, Holdings may enter into, and perform its obligations under, the Holdings Senior Notes Documents, certain debt and warrant exchange agreements and certain warrant, registration rights and related agreements to be entered into by Holdings in connection with the issuance of units of Holdings consisting of Holdings Senior Notes and warrants to purchase Holdings Common Stock; PROVIDED that (i) promptly upon the execution and delivery of such documents and agreements, true and correct copies of the same shall have been delivered to the Administrative Agent and (ii) neither Holdings, Vertis nor any of their respective Subsidiaries shall be required to make any cash payments to their Affiliates under any such documents and agreements (other than (x) payments of interest and principal on the Holdings Senior Notes in accordance with the terms of the Holdings Senior Notes Documents and (y) payments pursuant to customary indemnity provisions therein).

          28. Section 9.07(a) of the Credit Agreement is hereby amended by inserting the text "First" immediately prior to the text "Revised Financial Covenants Compliance Date, $100,000,000)" appearing in the table in said Section opposite the text "Each fiscal year ended thereafter".

          29. Notwithstanding anything to the contrary contained in Sections 9.07(b), (c), (f) and (g) of the Credit Agreement or in the Fifth Amendment, neither Vertis nor any of its Subsidiaries shall make any Capital Expenditures pursuant to (or in reliance on the provisions of) any of said Sections at any time on or after the Fifth Amendment Effective Date and prior to the First Revised Financial Covenants Compliance Date. The Credit Agreement Parties and the Lenders understand and agree that this Section 29 supersedes and replaces
Part I, Section 12 of the Fifth Amendment.

          30. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                 FISCAL QUARTER ENDED                      RATIO
                 --------------------                      -----
                March 31, 2002                            1.50:1.0

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
                June 30, 2002                             1.55:1.0
                September 30, 2002                        1.60:1.0
                December 31, 2002                         1.60:1.0

                March 31, 2003                            1.60:1.0
                June 30, 2003                             1.60:1.0
                September 30, 2003                        1.60:1.0
                December 31, 2003                         1.60:1.0

                March 31, 2004                            1.60:1.0
                June 30, 2004                             1.60:1.0
                September 30, 2004                        1.60:1.0
                December 31, 2004                         1.60:1.0

                March 31, 2005                            1.75:1.0
                June 30, 2005                             1.75:1.0
                September 30, 2005                        1.80:1.0
                December 31, 2005                         1.90:1.0

                March 31, 2006 and each                   2.25:1.0
                fiscal quarter of Holdings
                thereafter

          31. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                 FISCAL QUARTER ENDED                      RATIO
                 --------------------                      -----
                March 31, 2002                            6.50:1.0
                June 30, 2002                             6.35:1.0
                September 30, 2002                        6.25:1.0
                December 31, 2002                         6.15:1.0

                March 31, 2003                            6.15:1.0
                June 30, 2003                             6.00:1.0
                September 30, 2003                        6.00:1.0
                December 31, 2003                         5.75:1.0

                March 31, 2004                            5.65:1.0
                June 30, 2004                             5.50:1.0
                September 30, 2004                        5.50:1.0
                December 31, 2004                         5.25:1.0

                March 31, 2005                            4.95:1.0

                 FISCAL QUARTER ENDED                      RATIO
                 --------------------                      -----
                June 30, 2005                             4.75:1.0
                September 30, 2005                        4.75:1.0
                December 31, 2005                         4.50:1.0

                March 31, 2006 and each                   4.25:1.0
                fiscal quarter of Holdings
                ended thereafter

          32. Section 9.10 of the Credit Agreement is hereby amended by (i) inserting the text ", any Permanent Senior Notes Document, any Holdings Senior Notes Document" immediately after the text "any Permitted Acquired Subsidiary Preferred Stock" in each place where such text appears in said Section, (ii) deleting the proviso appearing at the end of clause (ii) of said Section in its entirety and inserting the following new proviso in lieu thereof:

     "PROVIDED that so long as no Default or Event of Default then exists or would result therefrom, Mezzanine Subordinated Debt may be Refinanced with the issuance of Holdings Senior Notes in accordance with the requirements of the definition thereof and the other relevant provisions of this Agreement",

(iii) inserting the text ", any Permanent Senior Note, any Holdings Senior Note" immediately after the text "any Qualified Preferred Stock" appearing in clause
(iii) of said Section, (iv) inserting the text ", Permanent Senior Notes" immediately after the text "Permanent Senior Subordinated Notes" appearing in subclause (B) of the proviso contained in clause (iii) of said Section, (v) deleting the word "and" appearing immediately prior to the text "(D)" appearing in the proviso to clause (iii) of said Section and (vi) inserting the following new subclauses (E), (F), (G) and (H) after subclause (D) of the proviso contained in clause (iii) of said Section:

     ", (E) Permanent Exchange Senior Notes may be issued as contemplated by the definition of Permanent Senior Notes and consistent with the definition of Permanent Exchange Senior Notes, (F) so long as no Default or Event of Default then exists or would result therefrom, Permanent Senior Notes and any Permitted Senior Note Refinancing Indebtedness incurred to Refinance same may be Refinanced with Permitted Senior Note Refinancing Indebtedness in accordance with the relevant requirements of this Agreement, (G) Permanent Exchange Holdings Senior Notes may be issued as contemplated by the definition of Holdings Senior Notes and consistent with the definition of Permanent Exchange Holdings Senior Notes and (H) so long as no Default or Event of Default then exists or would result therefrom, Holdings Senior Notes and any Permitted Holdings Senior Note Refinancing Indebtedness incurred to Refinance same may be Refinanced with Permitted Holdings Senior Note Refinancing Indebtedness in accordance with the relevant requirements of this Agreement".

          33.    Notwithstanding anything to the contrary contained in Section
9.10 of the Credit Agreement, the Lenders hereby agree that Holdings and the holders of the Mezzanine

Subordinated Debt may amend the Mezzanine Subordinated Debt Documents to (i) increase the rate of interest on the Mezzanine Subordinated Debt from 12% per annum to up to 13% per annum, (ii) provide that the full amount of such interest (or such lesser portion thereof as may be agreed by Holdings) shall be payable in cash on and after the Second Revised Financial Covenants Compliance Date (or such later date as may be agreed by Holdings) and (iii) incorporate new market-based covenants therein, so long as such covenants (x) do not provide for guaranties or security and (y) are not, taken as a whole, less favorable to Holdings and its Subsidiaries than those applicable to Vertis and its Subsidiaries and contained in the agreement governing the Permitted Subordinated Refinancing Indebtedness and (after the execution and delivery thereof) the Permanent Senior Notes Indenture, so long as, in the case of any such amendment described in this clause (iii), the Mezzanine Amendment/Refinancing Condition has been satisfied (or, immediately after giving effect to the respective amendment or amendments, will be satisfied).

          34. Section 9.14(a) of the Credit Agreement is hereby amended by inserting the text ", the Permanent Senior Notes Documents and the Holdings Senior Notes Documents" immediately after the text "Permanent Senior Subordinated Notes Documents" appearing in said Section.

          35.    [Intentionally omitted].

          36.    The definition of "Applicable Margin" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) inserting the text ", Permanent Senior Notes, Holdings Senior Notes" immediately after the text "Permanent Senior Subordinated Notes" in the first two places such text appears in said definition, (ii) inserting the text "Permanent Senior Notes, Holdings Senior Notes," immediately after the text "Permanent Senior Subordinated Notes," in the third and fourth places such text appears in said definition and (iii) inserting the text "First" immediately before the text "Revised Financial Covenants Compliance Date" in each place such text appears in said definition.

          37.    The definition of "Available Basket Amount" appearing in
Section 11.01 of the Credit Agreement is hereby amended by deleting the last sentence appearing in said definition in its entirety and inserting the following new sentence in lieu thereof:

     "Notwithstanding anything to the contrary contained above in this definition, (I) in the case of any determination of the Available Basket Amount at any time on and after the Fifth Amendment Effective Date and prior to the First Revised Financial Covenants Compliance Date, the term "Available Basket Amount" shall mean an amount equal to the remainder of
     (x) $3,000,000 MINUS (y) fair market value (as determined in good faith by senior management of Holdings) of all Investments made in reliance on the exception described in Section 24 of the Sixth Amendment and (II) in the case of any determination of the Available Basket Amount at any time on and after the First Revised Financial Covenants Compliance Date and prior to the Second Revised Financial Covenants Compliance Date, the term "Available Basket Amount" shall mean an amount equal to the remainder of (i) $10,000,000 MINUS (ii) the aggregate amount of consideration paid by Holdings and its Subsidiaries (including the amount of any Indebtedness assumed) in connection with acquisitions effected pursuant to Section 9.02(vii) on and after the First

     Revised Financial Covenants Compliance Date, MINUS (iii) the aggregate amount of Investments made pursuant to Section 9.05(vii) on and after the First Revised Financial Covenants Compliance Date, MINUS (iv) the aggregate amount of Capital Expenditures made pursuant to Section 9.07(g) on and after the First Revised Financial Covenants Compliance Date."

          38.    The definition of "Change of Control" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the text "any Permanent Senior Notes Document, any Permitted Senior Note Refinancing Indebtedness, any Holdings Senior Notes Document, any Permitted Holdings Senior Note Refinancing Indebtedness," immediately after the text "any Permanent Senior Subordinated Notes Document," in each place such text appears in said definition.

          39.    The definition of "Consolidated EBITDA" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (ix) of said definition and inserting a comma in lieu thereof and (ii) inserting the following text immediately after clause (x) of said definition:

     "and (xi) for any Test Period which includes any portion of the period from April 1, 2002 to and including December 31, 2002, to the extent deducted in any determination of Consolidated EBITDA (directly or through reductions to Consolidated Net Income), severance costs and certain one-time restructuring costs not reported as such in accordance with GAAP (such as retention bonuses and employee relocation costs) incurred (on an accrual basis) by Holdings and its Subsidiaries on or after April 1, 2002 and on or prior to December 31, 2002, so long as (x) the aggregate amount of all such costs so incurred and added to Consolidated EBITDA pursuant to this clause
     (xi) after the Sixth Amendment Effective Date does not exceed $12,000,000 and (y) Holdings has at all times complied with the requirements of clause
     (z) of Section 8.01(f), requiring Holdings to certify as to the amount and type of such costs so incurred in any fiscal quarter of Holdings included in such Test Period and added back to Consolidated EBITDA for such Test Period.".

          40. The definition of "Document" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(x)" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and, on and after the execution and delivery thereof, (xi) the Permanent Senior Subordinated Notes Documents, (xii) the Permanent Senior Notes Documents, (xiii) the instruments and agreements governing any Permitted Senior Note Refinancing Indebtedness,
(xiv) the Holdings Senior Notes Documents and (xv) the instruments and agreements governing any Permitted Holdings Senior Note Refinancing Indebtedness" immediately after clause (x) appearing in said definition.

          41.    The definition of "Minimum Borrowing Amount" appearing in
Section 11.01 of the Credit Agreement is hereby amended by deleting the text "125,000" appearing in clause (vi) of said Section and inserting the text "50,000" in lieu thereof.

          42. The definition of "Permitted Debt" appearing Section 11.01 of the Credit Agreement is hereby amended by inserting the text ", Permitted Senior Note Refinancing Indebtedness, Permitted Holdings Senior Note Refinancing Indebtedness" immediately after the text "Permitted Subordinated Refinancing Indebtedness" appearing in said definition.

          43. The definition of "Receivables Amendment Conditions" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text "Vertis and" immediately after the text "shrinkage of receivables of" appearing in clause (A) of said definition, (ii) inserting the following text before the semi-colon appearing in clause (B) of said definition:

     ", it being understood, for avoidance of doubt, that this condition requires only that such new scheduled maturities extend to a point in time equal to or beyond the then maturities of the Investor Certificates issued under the then existing Receivables Facility (not that the absolute duration of the scheduled maturities of Investor Certificates issued under a replacement Receivables Facility are identical to that of the then existing Receivables Facility)",

(iii) inserting the following proviso before the semi-colon appearing in clause
(C) of said definition:

     "; PROVIDED that if the pricing condition in this clause (C) is to be satisfied at the time the then existing Receivables Facility is to be replaced in its entirety as contemplated by the definition of "Receivables Facility", the PER ANNUM interest rate applicable to such replacement "Receivables Facility" shall not be subject to the limitations described above in this clause (C), so long as same does not exceed the PER ANNUM market interest rate then applicable to a receivables facility which otherwise meets the requirements of this definition (as determined by Holdings and the Administrative Agent)", and (iv) inserting the following proviso before the semi-colon appearing in clause (G) of said definition:

     "; PROVIDED that notwithstanding the foregoing, if the condition in this clause (G) is to be satisfied at the time the then existing Receivables Facility is to be replaced in its entirety as contemplated by the definition of "Receivables Facility", the condition in this clause (G) shall be deemed to be satisfied so long as any such additional covenants included in the Receivables Documents are determined by Holdings and the Administrative Agent as market covenants for a Receivables Facility which otherwise meets the requirements of this definition".

          44.    The definition of "Receivables Facility" appearing in Section
11.01 of the Credit Agreement is hereby amended by inserting the text "Vertis and" immediately after the text "pursuant to which (x)" appearing in said definition.

          45.    The definition of "Receivables Facility Assets" appearing in
Section 11.01 of the Credit Agreement is hereby amended by inserting the text "Vertis and" immediately prior to the text "any of the Domestic Subsidiaries" appearing in said definition.

          46. The definition of "Receivables Facility Threshold Amount" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "the sum of (x) $130,000,000 plus (y) the Initial Receivables Facility Reduction Amount (if greater than $0)" appearing in said definition and inserting the text "$150,000,000" in lieu thereof.

          47. The definition of "Revised Financial Covenants Compliance Date" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "First" immediately before the text "Revised" appearing in said definition.

          48. The definition of "Senior Debt" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(vii)" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text ", (viii) the aggregate outstanding principal amount of the Holdings Senior Notes at such time and (ix) the aggregate outstanding principal amount of any Permitted Holdings Senior Note Refinancing Indebtedness at such time" immediately after clause (vii) appearing in said definition.

          49. The definition of "Treasure Chest" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "and a Wholly-Owned Subsidiary of BFPH" appearing in said definition and inserting the text ", and any successor thereto by merger or consolidation, to the extent such transaction is permitted by this Agreement" in lieu thereof.

          50. Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of "Excess Senior Subordinated Note Indebtedness", "Mezzanine Subordinated Debt" and "Permanent Senior Subordinated Notes" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

          "Excess Permanent Senior Note Indebtedness" shall mean the Indebtedness of Vertis under the Permanent Senior Notes required to be applied to Refinance outstanding Loans as contemplated by clause (II) and subclauses (e) and (f) appearing in the first sentence of the definition of Permanent Senior Notes.

          "Holdings Senior Notes" shall mean any Indebtedness of Holdings evidenced by senior notes issued to (A) Refinance outstanding Mezzanine Subordinated Debt in aggregate principal amount not to exceed the sum of
     (i) $100,000,000 PLUS (ii) the aggregate principal amount of all Mezzanine Subordinated Debt issued to pay-in-kind regularly accruing interest on outstanding Mezzanine Subordinated Debt after the Initial Borrowing Date and prior to the date of the initial incurrence of such Indebtedness and
     (B) pay in kind regularly accruing interest on any such theretofore outstanding senior notes, so long as (a) such Indebtedness has a final maturity not earlier than the date occurring 6 months after the final maturity of the Permitted Subordinated Refinancing Indebtedness, (b) such Indebtedness does not (x) provide for guaranties (except for guaranties by Subsidiaries of Holdings, in the event such Subsidiaries guarantee any other Indebtedness incurred by Holdings after the initial issuance of the Holdings Senior Notes (other than any Indebtedness of Holdings incurred under the "Senior Credit Facility" (as defined in the Senior Subordinated Credit Agreement, without giving effect to any termination thereof)) or security (it being understood, however, that such

     Indebtedness may include a customary negative pledge covenant consistent with the requirements of clause (f) below) or (y) in the case of the Indebtedness incurred as contemplated by clause (A) above, increase the principal amount of the Indebtedness being Refinanced thereby and outstanding immediately prior to such refinancing (except to the extent of reasonable fees, commissions and expenses actually paid in connection with such refinancing), (c) such Indebtedness does not provide for the payment of cash interest prior to the Second Revised Financial Covenants Compliance Date, (d) the interest rate applicable to such Indebtedness does not exceed 13.0% per annum, (e) the Mezzanine Amendment/Refinancing Condition shall have been satisfied (or, immediately after giving effect to the incurrence of such Indebtedness, shall have been satisfied), and (f) all other terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, and defaults), are not, taken as a whole, less favorable in any material respect to Holdings and its Subsidiaries than those applicable to Vertis and its Subsidiaries and contained in the agreement governing the Permitted Subordinated Refinancing Indebtedness and (after the execution and delivery thereof) the Permanent Senior Notes Indenture, except that the initial amount of the basket for indebtedness under the Credit Documents contained in the debt covenant in the indenture governing such Indebtedness may be reduced from $850.0 million (as set forth in the documentation governing the Permitted Subordinated Refinancing Indebtedness) to the Senior Credit Facility Basket Amount referred to in the definition of Permanent Senior Notes, it being understood that the terms and conditions of such Indebtedness specifically required (or expressly permitted) pursuant to the immediately preceding exception or the other subclauses of this definition shall not be taken into account in making any determination pursuant to this clause (f). As used herein, the term "Holdings Senior Notes" shall also include any Permanent Exchange Holdings Senior Notes issued pursuant to the Holdings Senior Notes Indenture in exchange for theretofore outstanding Holdings Senior Notes as contemplated by the definition of Permanent Exchange Holdings Senior Notes. The issuance of Holdings Senior Notes shall be deemed to be a representation and warranty by Holdings that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.03(a) and 10.

          "Holdings Senior Notes Documents" shall mean the Holdings Senior Notes Indenture, the Holdings Senior Notes and each other agreement, document or instrument relating to the issuance of the Holdings Senior Notes.

          "Holdings Senior Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Holdings Senior Notes or Permanent Exchange Holdings Senior Notes.

          "Mezzanine Amendment/Refinancing Condition" shall mean (i) in the case of a proposed amendment to the Mezzanine Subordinated Debt Documents as contemplated by Section 33, Part I of the Sixth Amendment, the requirement that at least 75% of the aggregate outstanding principal amount of Mezzanine Subordinated Debt be held by persons other than Permitted Holders and their Affiliates and (ii) in the case of an issuance of Holdings Senior Notes, the requirement that at least 75% of the aggregate outstanding principal amount of the Holdings Senior Notes (determined immediately after giving effect to such issuance) be held by persons other than Permitted Holders and their Affiliates.

          "Mezzanine Subordinated Debt" shall mean the unsecured Mezzanine Subordinated Notes due 2010 issued by Holdings under the Mezzanine Subordinated Debt Documents, which notes bear interest at a rate of (i) at all times on and after the Initial Borrowing Date and prior to the later to occur of (x) the Second Financial Covenants Compliance Date and (y) the date of the effectiveness of the amendment described in Part I, Section 33 of the Sixth Amendment, 12% per annum (10% per annum of which shall be payable in cash and 2% per annum of which shall be payable in kind) and
     (ii) at all times on after the later to occur of the dates referred to in subclauses (x) and (y) of preceding clause (i), 13% per annum (or such lesser percentage as may be agreed by Holdings), all of which (or such lesser portion of which (as may be agreed by Holdings)) shall be payable in cash.

          "Permanent Exchange Holdings Senior Notes" shall mean senior subordinated notes issued in exchange for Holdings Senior Notes pursuant to the Holdings Senior Notes Indenture, which Permanent Exchange Holdings Senior Notes are substantially identical securities to the Holdings Senior Notes and shall be issued pursuant to a registered exchange offer or private exchange offer for the Holdings Senior Notes; PROVIDED that in no event will the issuance of any Permanent Exchange Holdings Senior Notes increase the aggregate principal amount of Holdings Senior Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the Holdings Senior Notes.

          "Permanent Exchange Senior Notes" shall mean senior notes issued in exchange for Permanent Senior Notes pursuant to the Permanent Senior Notes Indenture, which Permanent Exchange Senior Notes are substantially identical securities to the Permanent Senior Notes and shall be issued pursuant to a registered exchange offer or private exchange offer for the Permanent Senior Notes; PROVIDED that in no event will the issuance of any Permanent Exchange Senior Notes increase the aggregate principal amount of Permanent Senior Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the Permanent Senior Notes.

          "Permitted Holdings Senior Note Refinancing Indebtedness" shall mean any Indebtedness of Holdings incurred (A) to Refinance Holdings Senior Notes or any other Indebtedness incurred pursuant to this definition to so Refinance any theretofore outstanding Indebtedness incurred pursuant to this definition, (B) to pay in kind regularly accruing interest on any Indebtedness theretofore issued pursuant to this definition and/or (C) as a result of the accretion of the principal amount of theretofore outstanding Indebtedness at the rate specified therein, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) in the case of the Indebtedness incurred as contemplated by clause (A) above, such Indebtedness does not increase the amount of such Indebtedness outstanding immediately prior to such refinancing (except to the extent of reasonable fees and expenses actually paid in connection with such refinancing), (c) such Indebtedness does not add guarantors, obligors or security from that which applied to such Indebtedness being Refinanced, (d) such Indebtedness does not provide for the payment of cash interest prior to the Second Revised Financial Covenants Compliance Date, (e) the interest rate applicable to such Indebtedness does not exceed 13.0% per annum, and
     (f) all other terms of such Indebtedness (including, without limitation, with respect to the amortization, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, less favorable in any material respect to Holdings and its Subsidiaries than those previously existing with respect to the Indebtedness being Refinanced.

          "Permanent Senior Notes" shall mean any Indebtedness of Vertis evidenced by senior notes and incurred to Refinance (I) up to $162,500,000 in aggregate principal amount of then outstanding Permitted Subordinated Refinancing Indebtedness and (II) up to $187,500,000 in aggregate principal amount of outstanding Loans, so long as (a) such Indebtedness has a final maturity equal to or later than the seventh anniversary of the date of the incurrence of such Indebtedness and no required amortizations prior to such date, (b) such refinancing does not (x) add guarantors, obligors or security from that which applied to the Permitted Subordinated Refinancing Indebtedness, except that the terms of such Indebtedness may require (pursuant to a lien covenant contained in the documentation therefor) that a pledge of any assets of Vertis and its Subsidiaries to secure new debt of Vertis and its Subsidiaries incurred after the Sixth Amendment Effective Date (excluding (A) Indebtedness under the "Senior Credit Facility" (as defined in the Senior Subordinated Credit Agreement, without giving effect to any termination thereof), (B) Indebtedness under Interest Rate Protection Agreements and Currency Agreements, (C) Attributed Receivables Facility Indebtedness, (D) capitalized lease obligations and certain acquired indebtedness expressly permitted to be incurred under the documentation governing such Indebtedness and (E) additional Indebtedness in an aggregate principal amount equal to $35.0 million) secure such Indebtedness on an equal and ratable basis with such new debt (or on a senior basis, if such new debt is subordinated to such Indebtedness) or (y) increase the principal amount of the Indebtedness being Refinanced and outstanding immediately prior to such refinancing (except to the extent of reasonable fees, commissions and expenses actually paid in connection with such refinancing), (c) the interest rate applicable to such Indebtedness shall not exceed the rate applicable to the Permitted Subordinated Refinancing Indebtedness, (d) all terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, less favorable in any material respect to Vertis and its Subsidiaries than those previously existing with respect to the Permitted Subordinated Refinancing Indebtedness, except that (i) the indenture governing such Indebtedness may contain a lien covenant restricting liens, and providing for equal and ratable security, on the basis described in the exception set forth in clause (b)(x) above, (ii) such Indebtedness may have a final maturity shorter than the final maturity of the Permitted Subordinated Refinancing Indebtedness and (iii) the initial amount of the basket for indebtedness under the Credit Documents contained in the debt covenant in the indenture governing such Indebtedness may be reduced from $850.0 million (as set forth in the documentation governing the Permitted Subordinated Refinancing Indebtedness) to an amount (the "Senior Credit Facility Basket Amount") equal to the sum of (I) the Total Revolving Loan Commitment as in effect on the date of the first incurrence of such Indebtedness, (II) the aggregate principal amount of the Term Loans outstanding on the date of the first incurrence of such Indebtedness (after giving effect to any repayment thereof with the proceeds of such Indebtedness on such date) PLUS (III) $35.0 million, it being understood that the terms and conditions of such Indebtedness specifically required (or expressly permitted) pursuant to immediately preceding clauses (i) and (ii) or the other subclauses of this definition shall not be taken into account in making any determination pursuant to this clause (d), (e) in connection with the first incurrence of such Indebtedness, Net Cash Proceeds in an amount equal to the sum of (x) $25,000,000 PLUS (y) 50% of the Net Cash Proceeds from such incurrence in excess of $25,000,000, shall have been applied to repay Loans (and/or reduce the Total Revolving Loan Commitment) in accordance with the requirements of Sections 4.02(d) and (i) and (f) in connection with any subsequent incurrence of such Indebtedness, Net Cash Proceeds in an amount equal to 50% of the Net Cash Proceeds from such incurrence of Indebtedness shall have been applied to repay Loans (and/or reduce the Total Revolving Loan Commitment) in accordance with the requirements of Sections 4.02(d) and (i). As used herein, the term "Permanent Senior Notes" shall also include any Permanent Exchange Senior Notes issued pursuant to the Permanent Senior Notes Indenture in exchange for theretofore outstanding Permanent Senior Notes as contemplated by the definition of Permanent Exchange Senior Notes. The issuance of Permanent Senior Notes shall be deemed to be a representation and warranty by Vertis that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.03(a) and 10.

          "Permanent Senior Notes Documents" shall mean the Permanent Senior Notes Indenture, the Permanent Senior Notes and each other agreement, document or instrument relating to the issuance of the Permanent Senior Notes.

          "Permanent Senior Notes Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of Permanent Senior Notes or Permanent Exchange Senior Notes.

          "Permanent Senior Notes Issuance Amount" shall mean, as to any issuance of Permanent Senior Notes, the aggregate principal amount of such Permanent Senior Notes on the date of issuance thereof.

          "Permanent Senior Subordinated Notes" shall mean any Indebtedness of Vertis evidenced by senior subordinated notes and incurred pursuant to one or more issuances of such subordinated notes to Refinance all or a portion of the then outstanding Permitted Subordinated Refinancing Indebtedness, so long as (a) such Indebtedness has (x) a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Permitted Subordinated Refinancing Indebtedness and (y) a final maturity identical to or later than the final maturity of the Permitted Subordinated Refinancing Indebtedness, (b) such Indebtedness does not (x) add guarantors, obligors or security from that which applied to the Permitted Subordinated Refinancing Indebtedness or (y) increase the principal amount of the Indebtedness being refinanced and outstanding immediately prior to such refinancing (except to the extent of reasonable fees, commissions and expenses actually paid in connection with such refinancing), (c) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions as those contained in the Senior Subordinated Credit Agreement, and (d) all other terms of such Indebtedness (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, less favorable in any material respect to Vertis and its Subsidiaries than those previously existing with respect to the Permitted Subordinated Refinancing Indebtedness, except that the initial amount of the basket for indebtedness under the Credit Documents contained in the debt covenant in the indenture governing such Indebtedness may be reduced from $850.0 million (as set forth in the documentation governing the Permitted Subordinated Refinancing Indebtedness) to the Senior Credit Facility Basket Amount referred to in the definition of Permanent Senior Notes, it being understood that the terms and conditions of such Indebtedness specifically required (or expressly permitted) pursuant to the immediately preceding exception or the other subclauses of this definition shall not be taken into account in making any determination pursuant to this clause (d). As used herein, the term "Permanent Senior Subordinated Notes" shall also include any Permanent Exchange Senior Subordinated Notes issued pursuant to the Permanent Senior Subordinated Notes Indenture in exchange for theretofore outstanding Permanent Senior Subordinated Notes as contemplated by the definition of Permanent Exchange Senior Subordinated Notes. The issuance of Permanent Senior Subordinated Notes shall be deemed to be a representation and warranty by Vertis that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 5.03(a) and 10.

          "Permitted Senior Note Refinancing Indebtedness" shall mean any Indebtedness of Vertis and its Subsidiaries issued to Refinance Permanent Senior Notes or any Indebtedness issued to so Refinance any such Indebtedness, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) such Indebtedness does not (i) increase the amount of such Indebtedness outstanding immediately prior to such refinancing or renewal (except to the extent of reasonable fees, commissions and expenses actually paid in connection with such refinancing) or (ii) add guarantors, obligors or security from that which applied to such Indebtedness being refinanced or renewed, and (c) all other terms of such Indebtedness (including, without limitation, with respect to the amortization, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, less favorable in any material respect to Vertis and its Subsidiaries than those previously existing with respect to the Indebtedness being refinancing or renewed.

          "Second Revised Financial Covenants Compliance Date" shall mean the earlier to occur of (i) the date of the first delivery by Holdings of a compliance certificate pursuant to (and in accordance with the requirements of) Section 8.01(f) in respect of any fiscal quarter or fiscal year of Holdings ending on or after the fiscal year of Holdings ended December 31, 2005, demonstrating, INTER ALIA, compliance with the financial covenants contained in Sections 9.08 and 9.09 as at the end of the relevant fiscal quarter or fiscal year, as the case may be, and
     (ii) the first date occurring after December 31, 2005 on which the chief financial officer of Holdings shall have delivered to the Lenders a compliance certificate to the effect that, to the best of such officer's knowledge, Holdings is in compliance with the financial covenants contained in Sections 9.08 and 9.09 as at the end of the relevant fiscal quarter or fiscal year, as the case may be, then last ended, together with calculations (in reasonable detail) required to establish such compliance.

          "Sixth Amendment" shall mean the Sixth Amendment to this Agreement, dated as of June 13, 2002.

          "Sixth Amendment Effective Date" shall have the meaning provided in the Sixth Amendment.

          51. The Credit Agreement is hereby further amended by (i) deleting each reference to "BFPH" appearing in the Credit Agreement and inserting the text "Vertis" in lieu thereof and (ii) placing the definition of "Vertis" appearing in Section 11.01 of the Credit Agreement (as amended pursuant to preceding clause (i)) in appropriate alphabetical order in said Section.

II.  AMENDMENTS TO SUBORDINATION AGREEMENT.

          1. The Subordination Agreement is hereby amended by deleting each reference to "BFPH" appearing in the Subordination Agreement and inserting the text "Vertis" in lieu thereof.

          2.     The definition of "REQUIRED SENIOR CREDITORS" appearing in
Section 7 of the Subordination Agreement is hereby amended by inserting the text "; PROVIDED that for purposes of the last sentence appearing in Section 2(b), the term "Required Senior Creditors" shall mean the holders of at least a majority of the sum of (v) all outstanding Credit Document Obligations, (w) all outstanding Permanent Senior Note Obligations (as defined below), (x) all outstanding Permitted Senior Note Refinancing Obligations (as defined below),
(y) if the Subordinated Debt in respect of which a payment is to be permitted (as contemplated by said sentence) is owed by Holdings, all outstanding Holdings Senior Note Obligations (as defined below) and (z) if the Subordinated Debt in respect of which a payment is to be permitted (as contemplated by said sentence) is owed by Holdings, all outstanding Permitted Holdings Senior Note Refinancing Obligations (as defined below)" after clause (ii) appearing in said definition.

          3. The definition of "SENIOR CREDITORS" appearing in Section 7 of the Subordination Agreement is hereby amended by inserting the text ", the Permanent Senior Noteholders, the Permitted Senior Note Refinancing Creditors, the Holdings Senior Noteholders, the Permitted Holdings Senior Note Refinancing Creditors" immediately after the text "Hedging Creditors" appearing in said definition.

          4. The definition of "SENIOR INDEBTEDNESS" appearing in Section 7 of the Subordination Agreement is hereby amended by (i) deleting the period appearing at the end of clause (iii) of said definition and inserting a semi-colon in lieu thereof and
(ii) inserting the following new clauses (iv), (v), (vi) and (vii) at the end of said definition:

          "(iv) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the respective Credit Party (whether as obligor, guarantor or otherwise) to the Permanent Senior Noteholders, now existing or hereafter incurred under, arising out of or in connection with any Permanent Senior Notes Document to which it is at any time a party (including, without limitation, all such obligations and liabilities of the respective Credit Party under the Permanent Senior Notes Indenture (if a party thereto) and under any other guarantee by it of obligations pursuant to the Permanent Senior Notes Documents) and the due performance and compliance by the respective Credit Party with the terms of each such Permanent Senior Notes Document (all such obligations and liabilities under this clause (iv) being herein collectively called the "PERMANENT SENIOR NOTE OBLIGATIONS");

          (v) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the respective Credit Party (whether as obligor, guarantor or otherwise) to the Permitted Senior Note Refinancing Creditors, now existing or hereafter incurred under, arising out of or in connection with any Permitted Senior Note Refinancing Indebtedness (and any agreement or instrument governing or evidencing the same) to which it is at any time a party (including, without limitation, all such obligations and liabilities of the respective Credit Party under any guarantee by it of obligations under, or relating to, pursuant to Permitted Senior Note Refinancing Indebtedness) and the due performance and compliance by the respective Credit Party with the terms of all such Permitted Senior Note Refinancing Indebtedness (and each agreement and instrument governing or evidencing the same) (all such obligations and liabilities under this clause (v) being herein collectively called the "PERMITTED SENIOR NOTE REFINANCING OBLIGATIONS");

          (vi) in the case of the Subordinated Debt of Holdings only, all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of Holdings (whether as obligor or otherwise) to the Holdings Senior Noteholders, now existing or hereafter incurred under, arising out of or in connection with any Holdings Senior Notes Documents to which it is at any time a party and the due performance and compliance by Holdings with the terms of each such Holdings Senior Notes Document (all such obligations and liabilities under this clause (vi) being herein collectively called the "HOLDINGS SENIOR NOTE OBLIGATIONS"); and

          (vii) in the case of the Subordinated Debt of Holdings only, all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of the respective Credit Party (whether as obligor, guarantor or otherwise) to the Permitted Holdings Senior Note Refinancing Creditors, now existing or hereafter incurred under, arising out of or in connection with any

     Permitted Holdings Senior Note Refinancing Indebtedness (and any agreement or instrument governing or evidencing the same) to which it is at any time a party (including, without limitation, all such obligations and liabilities of the respective Credit Party under any guarantee by it of obligations under, or relating to, pursuant to Permitted Holdings Senior Note Refinancing Indebtedness) and the due performance and compliance by the respective Credit Party with the terms of all such Permitted Holdings Senior Note Refinancing Indebtedness (and each agreement and instrument governing or evidencing the same) (all such obligations and liabilities under this clause (vii) being herein collectively called the "PERMITTED HOLDINGS SENIOR NOTE REFINANCING OBLIGATIONS").".

          5. Section 7 of the Subordination Agreement is hereby further amended by (i) deleting the definition of "PERMANENT SENIOR SUBORDINATED NOTE DOCUMENTS" appearing in said Section in its entirety and (ii) inserting the following definitions in appropriate alphabetical order:

          "HOLDINGS SENIOR NOTEHOLDERS" shall mean the holders from time to time of the Holdings Senior Notes.

          "PERMANENT SENIOR NOTEHOLDERS" shall mean the holders from time to time of the Permanent Senior Notes.

          "PERMITTED HOLDINGS SENIOR NOTE REFINANCING CREDITORS" shall mean the holders from time to time of Permitted Holdings Senior Note Refinancing Indebtedness.

          "PERMITTED SENIOR NOTE REFINANCING CREDITORS" shall mean the holders from time to time of Permitted Senior Note Refinancing Indebtedness.

III. MISCELLANEOUS PROVISIONS.

          1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Subordination Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of the following conditions shall have been satisfied; PROVIDED that the Sixth Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

          (i) each Credit Agreement Party, each Party (as defined in the Subordination Agreement) party to the Subordination Agreement, the Administrative Agent, the Lenders constituting the Required Lenders and the Lenders holding Tranche A Term Loans constituting the Majority Lenders of such Tranche of Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

          (ii) the Lenders shall have received an amendment to the Senior Subordinated Credit Agreement executed by Vertis, the subsidiaries of Vertis party thereto and the Required Lenders under, and as defined in, the Senior Subordinated Credit Agreement, which amendment shall permit the issuance of the Permanent Senior Notes and otherwise be in form and substance satisfactory to the Administrative Agent;

          (iii) Holdings and Vertis shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including legal fees and expenses but excluding the Amendment Fee referred to Section 6 below) payable to the Administrative Agent and the Lenders to the extent then due;

          (iv) the Permanent Senior Notes shall have been issued generating Net Cash Proceeds of at least $240.0 million and at least $132.5 million of such Net Cash Proceeds shall have been applied to repay Loans in accordance with the requirements of the Credit Agreement (as amended hereby); and

          (v) the Administrative Agent shall have received a certificate signed on behalf of Holdings by an appropriate officer of Holdings, stating that the conditions in clauses (iii) and (iv) above and Section 5.03(a) of the Credit Agreement have been satisfied on such date.

In the event the condition described in clause (iv) above shall not have been satisfied on or prior to September 30, 2002, any signature page to this Amendment theretofore tendered by any Lender shall be deemed withdrawn at such time and clause (i) above shall thereafter be deemed not to be satisfied.

          6. The Borrowers hereby covenant and agree (on a joint and several basis) that, so long as the Sixth Amendment Effective Date occurs, they shall pay (in U.S. Dollars) to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 Noon (New York City time) on June 13, 2002, a non-refundable cash fee (the "Amendment Fee") in an amount equal to 12.5 basis points (0.125%) of an amount equal to the sum of (i) the aggregate principal amount of all Term Loans made by such Lender and outstanding on the Sixth Amendment Effective Date (after giving effect to the repayment of Term Loans of such Lender on such date with the Net Cash Proceeds from the issuance of Permanent Senior Notes) PLUS (ii) the Revolving Loan Commitment of such Lender as in effect on the Sixth Amendment Effective Date, which Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrowers to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Sixth Amendment Effective Date.

          7. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Subordination Agreement shall be deemed to be references to the Credit Agreement or the Subordination Agreement, as the case may be, as modified hereby.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                             VERTIS HOLDINGS, INC. (f/k/a Big Flower
                              Holdings, Inc.), as a Guarantor


                             By   /s/ Dean D. Durbin
                                  --------------------------------------------
                               Name: Dean D. Durbin
                               Title: Chief Financial Officer

                             VERTIS, INC. (f/k/a Big Flower Press Holdings,
                              Inc.), as a Borrower and a  Guarantor

                             By   /s/ Dean D. Durbin
                                  --------------------------------------------
                               Name: Dean D. Durbin
                               Title: Chief Financial Officer

                             VERTIS LIMITED (f/k/a Big Flower Limited),
                                  as a Borrower


                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                             FUSION PREMEDIA GROUP LIMITED (f/k/a
                             Troypeak Limited),
                             as a Borrower

                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                             PISMO LIMITED, as a Borrower

                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                             VERTIS DIRECT RESPONSE LIMITED (f/k/a
                               Colorgraphic Direct Response Limited),
                               as a Borrower

                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                             VERTIS DIRECT MARKETING SERVICES
                               (CROYDON) LIMITED


                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                             VERTIS DIGITAL SERVICES LIMITED

                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                               JPMORGAN CHASE BANK,
                                Individually, and as Administrative Agent

                             By   /s/ Robert T. Sacks
                                  --------------------------------------------
                               Name: Robert T. Sacks
                               Title: Managing Director

                             DEUTSCHE BANK TRUST COMPANY
                             AMERICAS (f/k/a Bankers Trust Company),
                               Individually, and as Syndication Agent

                             By   /s/ Susan Lefevre
                                  --------------------------------------------
                               Name: Susan LeFevre
                               Title: Director

                             BANK OF AMERICA, N.A.
                              Individually, and as Documentation Agent

                             By   /s/ S. Paul Testani, III
                                  --------------------------------------------
                               Name: S. Paul Testani, III
                               Title: Managing Director

                             [OTHER LENDERS]

                             By
                               -----------------------------------------------
                               Name:
                               Title:


                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION


                             By   /s/ Edward R. Ridenhour
                                  --------------------------------------------
                               Name: Edward R. Ridenhour
                               Title: Managing Director

                             FLEET NATIONAL BANK

                             By   /s/ Julie V. Jalelig
                                  --------------------------------------------
                               Name: Julie V. Jalelig
                               Title: Managing Director

                             BOEING CAPITAL CORP.


                             By   /s/ James C. Hammersmith
                                  --------------------------------------------
                               Name: James C. Hammersmith
                               Title: Authorized Agent


                             CARLYLE HIGH YIELD PARTNERS II, LTD


                             By   /s/ Linda Pace
                                  --------------------------------------------
                               Name: Linda Pace
                               Title: Principal


                             CARLYLE HIGH YIELD PARTNERS III, LTD


                             By   /s/ Linda Pace
                                  --------------------------------------------
                               Name: Linda Pace
                               Title: Principal


                             CARLYLE HIGH YIELD PARTNERS IV, LTD


                             By   /s/ Linda Pace
                                  --------------------------------------------
                               Name: Linda Pace
                               Title: Principal


                             THE CIT GROUP/EQUIPMENT
                                   FINANCING, INC.


                             By   /s/ Frank O. Young
                                  --------------------------------------------
                               Name: Frank O. Young
                               Title: Sr. Vice President

                             PROMETHEUS INVESTMENT FUNDING NO.1
                                 LTD.


                             By   /s/ Charles P. Strause
                                  --------------------------------------------
                               Name: Charles P. Strause
                               Title: Associate Director


                             FRANKLIN FLOATING RATE TRUST

                             By   /s/ Richard D'addario
                                  --------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President


                             ARCHIMEDES FUNDING II, LTD.

                             By   ING Capital Advisors LLC,
                                  as Collateral Manager

                             By   /s/ Jane Musser Nelson
                                  --------------------------------------------
                               Name: Jane Musser Nelson
                               Title: Managing Director


                             NEMEAN CLO, LTD.

                             By   ING Capital Advisors LLC,
                                  as Collateral Manager

                             By   /s/ Jane Musser Nelson
                                  --------------------------------------------
                               Name: Jane Musser Nelson
                               Title: Managing Director

                             AMARA-I FINANCE, LTD.


                             By: INVESCO Senior Secured Management, Inc.
                                  as Financial Manager

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory


                             AVALON CAPITAL LTD.


                             By: INVESCO Senior Secured Management, Inc.
                                  as Portfolio Advisor

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory


                             AVALON CAPITAL LTD. 2


                             By: INVESCO Senior Secured Management, Inc.
                                  as Portfolio Advisor

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory


                             CERES II FINANCE LTD.


                             By: INVESCO Senior Secured Management, Inc.
                                  as Sub-Managing Agent (Financial)

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory

                             OASIS COLLATERALIZED HIGH INCOME
                                   PORTFOLIOS-1 LTD.


                             By: INVESCO Senior Secured Management, Inc.
                                  as Subadvisor

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory


                             AIM FLOATING RATE FUND


                             By: INVESCO Senior Secured Management, Inc.
                                  as Attorney in fact

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory


                             TRITON CDO IV, LIMITED


                             By: INVESCO Senior Secured Management, Inc.
                                  as Investment Advisor

                             By   /s/ Joseph Rotondo
                                  --------------------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory


                             KZH CYPRESSTREE-1 LLC


                             By   /s/ Anthony Iarrobino
                                  --------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent

                             MASSMUTUAL HIGH YIELD PARTNERS II
                                 LLC


                             By: HYP Management, Inc.

                             By   /s/ Mary Ann Mccarthy
                                  --------------------------------------------
                               Name: Mary Ann McCarthy
                               Title: Managing Director


                             MAPLEWOOD (CAYMAN) LTD.


                             By: Mass Mutual Life Insurance Company,
                                  as Investment Manager

                             By   /s/ Steven J. Katz
                                  --------------------------------------------
                               Name: Steven J. Katz
                               Title: Second Vice President and
                                      Associate General Counsel


                               MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY


                             By   /s/ Steven J. Katz
                                  --------------------------------------------
                               Name: Steven J. Katz
                               Title: Second Vice President and
                                      Associate General Counsel


                             SIMSBURY CLO, LIMITED


                             By: Mass Mutual Life Insurance Company,
                                  as Collateral Manager

                             By   /s/ Steven J. Katz
                                  --------------------------------------------
                               Name: Steven J. Katz
                               Title: Second Vice President and
                                      Associate General Counsel

                             MASTER SENIOR FLOATING RATE TRUST

                             By   /s/ Robert Phillips
                                  --------------------------------------------
                               Name: Robert Phillips
                               Title: Authorized Signatory


                             MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.


                             By   /s/ Robert Phillips
                                  --------------------------------------------
                               Name: Robert Phillips
                               Title: Authorized Signatory


                             MERRILL LYNCH PRIME RATE PORTFOLIO

                             By: Merrill Lynch Investment Managers, L.P.,
                                  as Investment Advisor

                             By   /s/ Robert Phillips
                                  --------------------------------------------
                               Name: Robert Phillips
                               Title: Authorized Signatory


                             LONGHORN CDO (CAYMAN) LTD.


                             By: Merrill Lynch Investment Managers, L.P.,
                                  as Investment Advisor

                             By   /s/ Robert Phillips
                                  --------------------------------------------
                               Name: Robert Phillips
                               Title: Authorized Signatory


                             METROPOLITAN LIFE INSURANCE
                                 COMPANY


                             By   /s/ James R. Dingham
                                  --------------------------------------------
                               Name: James R. Dingham
                               Title: Director

                             MORGAN STANLEY PRIME INCOME TRUST

                             By   /s/ Peter Gewirtz
                                  --------------------------------------------
                               Name: Peter Gewirtz
                               Title: Vice President


                             OAK HILL SECURITIES FUND, L.P.


                             By: Oak Hill Securities Genpar, L.P.,
                                  its General Partner

                             By: Oak Hill Securities Mgp, Inc.,
                                  its General Partner

                             By   /s/ Scott D. Krase
                                  --------------------------------------------
                               Name: Scott D. Krase
                               Title: Authorized Signatory


                             OAK HILL SECURITIES FUND II, L.P.


                             By: Oak Hill Securities Genpar, L.P.,
                                  its General Partner

                             By: Oak Hill Securities Mgp, Inc.,
                                  its General Partner

                             By   /s/ Scott D. Krase
                                  --------------------------------------------
                               Name: Scott D. Krase
                               Title: Authorized Signatory


                             OAK HILL CREDIT PARTNERS LIMITED

                             By   /s/ Scott D. Krase
                                  --------------------------------------------
                               Name: Scott D. Krase
                               Title: Authorized Signatory

                             ORIX FINANCE CORP. I


                             By   /s/ Sheppard H.c. Davis, Jr.
                                  --------------------------------------------
                               Name: Sheppard H.C. Davis, Jr.
                               Title: Authorized Representative



                             SEABOARD CLO 2000 CLO LTD.


                             By: ORIX Capital Markets, LLC,
                                  Collateral Manager

                             By   /s/ Sheppard H.C. Davis, Jr.
                                  --------------------------------------------
                               Name: Sheppard H.C. Davis, Jr.
                               Title: Authorized Representative



                             NATEXIS BANQUIES POPULAIRES


                             By   /s/ Frank H. Madden, Jr.
                                  --------------------------------------------
                               Name: Frank H. Madden, Jr.
                               Title: Vice President and Group Manager


                             ADDISON CDO, LIMITED (Acct. 1279)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President


                             ATHENA CDO, LIMITED (Acct. 12277)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President

                             BEDFORD CDO, LIMITED (Acct. 1276)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President


                             CAPTIVA III FINANCE LTD. (Acct. 275)

                             as advised by Pacific Investment Management
                                  Company, LLC

                             By   /s/ David Dyer
                                  --------------------------------------------
                               Name: David Dyer
                               Title: Director


                             CAPTIVA IV FINANCE LTD. (Acct. 1276)

                             as advised by Pacific Investment Management
                                  Company, LLC

                             By   /s/ David Dyer
                                  --------------------------------------------
                               Name: David Dyer
                               Title: Director


                             CATALINA CDO LTD. (Acct. 1287)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President

                             DELANO COMPANY (Acct. 274)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                              By  /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President


                             JISSEKIKAN FUNDING LTD. (Acct. 1288)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President


                             ROYALTON COMPANY (Acct. 280)


                             By: Pacific Investment Management Company,
                                  LLC, as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  --------------------------------------------
                               Name: Mohan V. Phansalkar
                               Title: Executive Vice President


                             HAMILTON CDO, LTD.


                             By: Stanfield Capital Partners LLC,
                                  as its Collateral Manager

                             By   /s/ Gregory L. Smith
                                  --------------------------------------------
                               Name: Gregory L. Smith
                               Title: Partner

                             VAN KAMPEN PRIME RATE INCOME TRUST


                             By: Van Kampen Investment Advisory Corp.

                             By   /s/ Darvin D. Pierce
                                  --------------------------------------------
                               Name: Darvin D. Pierce
                               Title: Executive Director


                             VAN KAMPEN SENIOR INCOME TRUST


                             By: Van Kampen Investment Advisory Corp.

                             By   /s/ Darvin D. Pierce
                                  --------------------------------------------
                               Name: Darvin D. Pierce
                               Title: Executive Director


                             TEXTRON FINANCIAL CORPORATION


                             By   /s/ Matthew J. Colgan
                                  --------------------------------------------
                               Name: Matthew J. Colgan
                               Title: Director

Each of undersigned Subsidiaries of Holdings hereby (i) consents to the provisions of this Amendment and (ii) acknowledges that it is a U.K. Subsidiary Guarantor for all purposes of the Credit Documents.


                             ABACUS STUDIOS LIMITED, as a U.K.
                              Subsidiary Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director


                             ADMAGIC LIMITED, as a U.K. Subsidiary
                              Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director


                             PRODUCTION REPSONSE LIMITED, as a U.K.
                              Subsidiary Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director


                             VERTIS DIRECT MARKETING SERVICES
                              (LEICESTER) LIMITED., as a U.K. Subsidiary
                              Guarantor


                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director

                             VERTIS FULFILLMENT SERVICES, LIMITED.,
                              as a U.K. Subsidiary Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director


                             VERTIS HARVEY HUNTER, LIMITED, as a
                              U.K. Subsidiary Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director


                             VERTIS MAILING SERVICES LIMITED, as a
                              U.K. Subsidiary Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director


                             VERTIS MARKETING SERVICES LIMITED, as
                              a U.K. Subsidiary Guarantor



                             By   /s/ Donald E. Roland
                                  --------------------------------------------
                               Name: Donald E. Roland
                               Title: Director